Household Consumer Loan Deposit Trust
Collateral Report
Number of Due Periods Since Inception                         33
Due Period                                             01-Jun-98
Distribution Date                                      14-Jul-98
Payment Date                                           15-Jul-98
*** Trust Portfolio Summary ***
Annualized Cash Yield                                     19.45%
Annualized Gross Losses                                  -10.07%
Annualized Portfolio Yield                                 9.38%


Contractual Delinquency Status of Credit Lines:
(Principal / Principal)
     30 -   59 days  ($)                            209482504.01
     30 -   59 days (%)                                    5.46%
     60 -   89 days ($)                              73857330.05
     60 -   89 days (%)                                    1.93%
     90 - 119 days ($)                                 50332442.5
     90 - 119 days (%)                                      1.31%
   120 - 149 days ($)                                  42754491.6
   120 - 149 days (%                                        1.11%
   150 - 179 days ($)                                 38355502.43
   150 - 179 days (%)                                       1.00%
   180 - 209 days ($)                                 36959088.64
   180 - 209 days (%)                                       0.96%
   210 - 239 days ($)                                 36406503.35
   210 - 239 days (%)                                       0.95%
   240 - 269 days ($)                                 35040116.89
   240 - 269 days (%                                        0.91%
   270 - 299 days ($)                                  6311493.95
   270 - 299 days (%)                                       0.95%
   300+ days  ($)                                      5814636.93
   300+ days (%)                                            0.15%

Additional Balances on Existing Credit Lines
(draws - principal only)                            54,804,433.02
Principal Collections                              134,361,033.56
Defaulted Receivables                               33,126,554.82
Finance Charge  & Administrative Collections        62,781,795.25
Recoveries                                           1,196,122.00
Average Principal Balance                        3,947,471,354.82
Personal Homeowner Lines as % of Total Principal           30.11%

Household Finance Corporation
Household Consumer Loan Corporation
Household Consumer Loan Trust Series 1997-2

No. of PMTs Since Issuance:                                 8
Distribution Date:                                     07/14/98
Payment Date:                                          07/15/98
Collection Period Beginning:                           06/01/98
Collection Period Ending:                              06/30/98
Note and Certificate Accrual Beginning:                06/15/98
Note and Certificate Accrual Ending:                   07/15/98
Number of Days in the Accrual Period

PAYMENT CALCULATIONS:

OC Balance as % of Beginning Participation
Invested Amount                                        6.0539%
OC Balance as % of Ending Participation
Invested Amount                                        6.3605%
OC Balance as % of Ending Participation Invested
Amount (3 month aver                                   5.7742%
Does Early Amortization Start Based on OC/Part.
Invstd. Amt. Test                                           0
Is the MAP Over?                                            0
Is this the Early Amortization Period?                      0
Interest Allocation Percentage Calculation:
Numerator                                    $1,003,383,934.68
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                $3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                   $3,752,917,420.09
Applicable Interest Allocation Percentage              25.42%
Principal Allocation Percentage Calculation:
Numerator                                    $1,003,383,934.68
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                $3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                   $3,757,644,456.93
Applicable Principal Allocation Percentage             25.42%
Default Allocation Percentage Calculation:
Numerator                                    $1,003,383,934.68
Denominator - Component (x) - Aggregate
Receivables & Partc. Interest                $3,947,471,354.82
Denominator - Component (y) - Aggregate
Numerators                                   $3,752,917,420.09
Default Allocation Percentage (Floating
Allocation Percentage)                                 25.42%

Minimum Principal Amount Calculation:
2.5% or 2.2% of Participation Invested
Amount                                            $25,084,598.37
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                              $8,420,239.17
Excess of (i) 2.5% or 2.2% of Part. Inv. Amt.
over (ii) Series Part.                            $16,664,359.20
Minimum Principal Amount                          $16,664,359.20
Investor Principal Collections                    $20,222,012.45
Investor Finance Charge and Admin.
Collections (4.11a)                               $16,262,160.91
Investor Allocated Defaulted Amounts              $8,420,239.17

DEPOSIT TRUST CALCULATIONS
Beginning Participation Unpaid
Principal BalanC  E                          $1,003,383,934.68
Beginning Participation Invested Amount      $1,003,383,934.68
Ending Participation Unpaid Principal Balance     $974,741,683.06
Ending Participation Invested Amount              $974,741,683.06
Beginning Participation Unpaid Principal
Balance x (PRIME-1.50%)                           $6,243,277.82
Note Interest and Certificate Yield Amounts
Due Pursuant to Sec. 3.05                         $4,656,494.27
Participation Invested Amount x 150bps per
annum prior to 12/98, 25bp                        $1,254,229.92
Participation Interest Distribution Amount        $6,243,277.82

Application of Investor Finance Charges & Administrative
Collections:
Investor Finance Charge and Admin.
Collections (4.11a)                               $16,262,160.91
Servicing Fee if HFC is not the Servicer
(Sec. 4.11 (a)(i)                                           $0.00
Series Participation Interest  Monthly Interest
(Sec. 4.11 (a)(ii))                                $6,243,277.82
Series Participation Interest Default Amount
(Sec. 4.11 (a)(iii))                              $8,420,239.17
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                $0.00
Servicing Fee if HFC is the Servicer
(Sec. 4.11 (a)(v))                                  $1,598,643.92
Excess (Sec. 4.11 (a)(vi))                                  $0.00
Reconciliation Check                                        $0.00
Series Participation Interest Monthly Principal $28,642,251.62 Beginning Unreimbursed Participation
Interest Charge-Offs                                        $0.00
Series Participation Interest Charge-Offs
(Sec. 4.12 (a))                                             $0.00
Reimbursed  Series Particpation Interest
Charge-Offs (Sec. 4.11 (a)(i                                $0.00
Ending Unreimbursed Participation Interest
Charge-Offs                                                 $0.00
Available Investor Principal Collections           $28,642,251.62
Participation Interest Distribution Amount          $6,243,277.82
Series Participation Interest Charge-Offs                   $0.00

OWNER TRUST CALCULATIONS
Note Interest and Certificate Yield
Amounts Due Pursuant to Sec. 3.05                 $4,656,494.27
Excess Interest                                   $1,586,783.55
Beginning Net Charge-Offs                                   $0.00
Reversals                                                   $0.00
+Available Investor Principal Collections         $28,642,251.62
+Series Participation Interest Charge Offs                  $0.00
+ Lesser of Excess Interest and Carryover Charge Offs       $0.00
Optimum Monthly Principal                          $28,642,251.62
Are the Notes Retired ?                                     $0.00
Accelerated Principal Payment                       $1,254,229.92
Beginning Class A-1 Security Balance              $705,640,073.08
Beginning Class A-2 Security Balance              $48,000,000.00
Beginning Class A-3 Security Balance              $90,000,000.00
Beginning Class B Security Balance                $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount plus APP   $61,998,091.52
Beginning Class A-1 Adjusted Balance              $705,640,073.08
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B Adjusted Balance                $57,000,000.00
Beginning Certficate Adjusted Balance             $42,000,000.00
Beginning Overcollateralization Amount plus APP   $61,998,091.52
Class A-1 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                         $676,997,821.46
Class A-2 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                         $48,000,000.00
Class A-3 Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii                         $90,000,000.00
Class B Balance After Payment pursuant to
clause in Sec 3.05 (a)(ii)(                       $57,000,000.00
Certificate Balance After Payment pursuant to
clause in Sec. 3.05(a)(                           $42,000,000.00
Class A-2 Minimum Adjusted Principal Balance      $16,000,000.00
Class A-3 Minimum Adjusted Principal Balance      $30,000,000.00
Class B Minimum Adjusted Principal Balance        $19,000,000.00
Certificate Minimum Adjusted Principal Balance    $14,000,000.00
Minimum Overcollateralization Amount              $17,000,000.00
Certificate Minimum Balance Target                 $9,845,865.74
Scheduled Certificate Payment to
Certificate Minimum Balance Target                $32,154,134.26
Class A-1 Targeted Balance                        $506,865,675.19
Class A-2 Targeted Balance                       ($62,910,561.13)
Class A-3 Targeted Balance                        $15,805,857.66
Class B Targeted Balance                          $8,658,900.72
Certificate Targeted Balance                      $19,890,818.54
Class A-1:  Payment Required to get to Target     $198,774,397.89
Class A-2:  Payment Required to get to Target
or Minimum Adjusted Bal                           $32,000,000.00
Class A-3:  Payment Required to get to Target
or Minimum Adjusted Bal                           $60,000,000.00
Class B: Payment Required to get to Target
or Minimum Adjusted Balanc                        $38,000,000.00
Certificate: Payment Required to get to
Target or Minimum Adjusted Ba                     $22,109,181.46
OC: Payment to get to Minimum
Overcollateralization Amount                      $44,998,091.52
Section 3.05 Payment of Principal and Interest;  Defaulted
Interest
Pay Certificate Yield in step (ii) (1= Yes)                    1
Remittances on the Participation                  $34,885,529.44

Interest and Yield
(i)    Pay Class A-1 Interest Distribution -
     Sec. 3.05 (a)(i)(a)                          $3,431,909.90
        Pay Class A-2 Interest Distribution -
     Sec. 3.05 (a)(i)(b)                            $237,850.00
        Pay Class A-3 Interest Distribution -
     Sec. 3.05 (a)(i)(c)                          $454,218.75
        Pay Class B Interest Distribution -
     Sec. 3.05 (a)(i)(d)                          $299,546.88
        Pay Certificates the Certificate Yield -
     Sec. 3.05 (a)(i)(e)                          $232,968.75

Principal up to Optimum Monthly Principal
(ii)   Pay Class A-1 to Targeted Principal
     Balance - Sec. 3.05 (a)(ii                   $28,642,251.62
        Pay Class A-2 to Targeted Principal
     Balance - Sec. 3.05 (a)(i                              $0.00
        Pay Class A-3 to Targeted Principal
     Balance - Sec. 3.05 (a)(i                              $0.00
        Pay Class B to Targeted Principal
     Balance - Sec. 3.05 (a)(ii)                            $0.00

        ONLY Pay CertificateYield if not paid pursuant
     to Sec. 3.05 (                                         $0.00

Principal up to Optimal Monthly Principal
(iii)   Pay Certificate to Targeted Principal Balance
     - Sec. 3.05 (a)                                        $0.00
(iv)  Pay OC Remaining Optimal Monthly Principal
     Amount - Sec. 3.05 (                                   $0.00

Principal up to the Accelerated Principal Payment Amount
(v)   Pay Class A-1 to Targeted Principal Balance -
     Sec. 3.05 (a)(v)(                              $1,254,229.92
        Pay Class A-2 to Targeted Principal Balance -
     Sec. 3.05 (a)(v                                        $0.00
        Pay Class A-3 to Targeted Principal Balance -
          Sec. 3.05 (a)(v                                   $0.00
        Pay Class B to Targeted Principal Balance -
          Sec. 3.05 (a)(v)(                                 $0.00
        Pay Class A-1 to zero - Sec. 3.05 (a)(v)(e)         $0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(v)(f)         $0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(v)(g)         $0.00
        Pay Class B to zero - Sec. 3.05 (a)(v)(h)           $0.00

Principal up to Optimal Monthly Principal
(vi)  Pay Class A-1 to zero - Sec. 3.05 (a)(vi)(a)          $0.00
        Pay Class A-2 to zero - Sec. 3.05 (a)(vi)(b)        $0.00
        Pay Class A-3 to zero - Sec. 3.05 (a)(vi)(c)        $0.00
        Pay Class B to zero - Sec. 3.05 (a)(vi)(d)          $0.00
        Pay Certificates up to Certificate Min. Bal.
     or zero - Sec. 3                                       $0.00
        Pay HCLC Optimum Monthly Principal provided
     OC > zero - Sec.                                       $0.00

(vii)  Remaining Amounts to HCLC - Sec. 3.05 (a)(vii) $332,553.63

Total Reconciliation Check                                  $0.00
Accelerated Principal Reconciliation                        $0.00
Optimum Monthly Principal Reconciliation                    $0.00

BOND SUMMARY:
Beginning Class A-1 Note Security Balance         $705,640,073.08
Beginning Class A-2 Note Security Balance         $48,000,000.00
Beginning Class A-3 Note Security Balance         $90,000,000.00
Beginning Class B     Note Security Balance       $57,000,000.00
Beginning Certificate Security Balance            $42,000,000.00
Beginning Overcollateralization Amount            $60,743,861.60
Beginning Class A-1 Adjusted Balance              $705,640,073.08
Beginning Class A-2 Adjusted Balance              $48,000,000.00
Beginning Class A-3 Adjusted Balance              $90,000,000.00
Beginning Class B    Adjusted Balance             $57,000,000.00
Beginning Certficate  Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount            $60,743,861.60
Ending Class A-1 Note Security Balance            $675,743,591.54
Ending Class A-2 Note Security Balance            $48,000,000.00
Ending Class A-3 Note Security Balance            $90,000,000.00
Ending Class B    Note Security Balance           $57,000,000.00
Ending Certificate Security Balance               $42,000,000.00
Ending Overcollateralization Amount               $61,998,091.52
Ending Class A-1 Adjusted Balance                 $675,743,591.54
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B    Adjusted Balance                $57,000,000.00
Ending Certficate  Adjusted Balance               $42,000,000.00
Ending Overcollateralization Amount               $61,998,091.52
Class A-1 Note Rate Capped at 12.5%                    5.836250%
Class A-2 Note Rate Capped at 14.0%                    5.946250%
Class A-3 Note Rate Capped at 14.0%                    6.056250%
Class B    Note Rate Capped at 14.0%                   6.306250%
Certificate Rate Capped at 15.0%                       6.656250%
Class A-1 Interest Due                            $3,431,909.90
Class A-2 Interest Due                            $237,850.00
Class A-3 Interest Due                            $454,218.75
Class B Interest Due                              $299,546.88
Certificate Yield  Due                            $232,968.75
Class A-1 Interest Paid                           $3,431,909.90
Class A-2 Interest Paid                           $237,850.00
Class A-3 Interest Paid                           $454,218.75
Class B Interest Paid                             $299,546.88
Certificate Yield Paid                            $232,968.75
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B     Unpaid Interest                                 $0.00
Certificate Unpaid Yield                                    $0.00
Class A-1 Principal Paid                          $29,896,481.54
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B    Principal Paid                                   $0.00
Certificate    Principal Paid                               $0.00
OC           Principal Paid                                 $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B    Net Charge-Off                         $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                  $1,254,229.92
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B     Net Charge-Off                           $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off $0.00
Bond Balance Reconciliation    (should equal $0.00)       ($0.00)
Certificate Balance/Participation Invested
Amount (Beginning of Month                               4.1858%
Designated Certificate / Certificate Security (Balance Beginning
of Month)
Designated Certificate  - Beginning of Month          $420,000.00
Principal Payments in Respect of
Designated Certificate (Sec. 3.05 (                         $0.00
Designated Certificate  - End of Month                $420,000.00
Yield Payments in Respect of Designated
Certificate (Sec. 3.05 (a)(i)                          $2,329.69
Designated Certificateholder Accelerated
Principal Payments - Beginni                        $9,743,861.60
Accelerated Principal Payment (Sec. 3.05 (v))       $1,254,229.92
Payments to Holder of Designated Certificate
in respect to Acc. Prin.                                    $0.00
Designated Certificateholder Accelerated
Principal Payments - Ending                        $10,998,091.52
Designated Certificateholder Holdback Amount
 (Beginning of Month)                              $51,000,000.00
Payments to Designated Certificates in
Reduction of Holdback Amount (                              $0.00
Designated Certificateholder Holdback
Amount (End of Month)                              $51,000,000.00
Remaining Payments to Designated
Certificates (Sec. 3.05 paragraph fo                        $0.00
Remaining Amounts to Issuer (Sec. 3.05 (vii))         $332,553.63

Monthly Security  Report
Household Consumer Loan Trust 1997-2
Distribution Date                                      07/14/98
Payment Date:                                          07/15/98
Collection Period Beginning                            06/01/98
Collection Period Ending:                              06/30/98
Note and Certificate Accrual Beginning:                06/15/98
Note and Certificate Accrual Ending:                   07/15/98
Ending Pool Principal Balance                    $3,835,069,297.72
Series 1997-1 Participation Invested Amount       $974,741,683.06
Seller Amount                                     $189,376,631.32
Remittances on the Participation                   $34,885,529.44
Optimum Monthly Principal                          $28,642,251.62
Accelerated Principal Payment                      $1,254,229.92
Beginning Class A-1 Note Security Balance         $705,640,073.08
Beginning Class A-2 Note Security Balance          $48,000,000.00
Beginning Class A-3 Note Security Balance          $90,000,000.00
Beginning Class B Note Security Balance            $57,000,000.00
Beginning Certificate Security Balance             $42,000,000.00
Beginning Overcollateralization Amount             $60,743,861.60
Beginning Class A-1 Adjusted Balance              $705,640,073.08
Beginning Class A-2 Adjusted Balance               $48,000,000.00
Beginning Class A-3 Adjusted Balance               $90,000,000.00
Beginning Class B Adjusted Balance                 $57,000,000.00
Beginning Certificate  Adjusted Balance            $42,000,000.00
Beginning Overcollateralization Amount             $60,743,861.60
Ending Class A-1 Note Security Balance            $675,743,591.54
Ending Class A-2 Note Security Balance             $48,000,000.00
Ending Class A-3 Note Security Balance             $90,000,000.00
Ending Class B Note Security Balance               $57,000,000.00
Ending Certificate Security Balance                $42,000,000.00
Ending Overcollateralization Amount                $61,998,091.52
Ending Class A-1 Adjusted Balance                 $675,743,591.54
Ending Class A-2 Adjusted Balance                 $48,000,000.00
Ending Class A-3 Adjusted Balance                 $90,000,000.00
Ending Class B Adjusted Balance                   $57,000,000.00
Ending Certificate  Adjusted Balance              $42,000,000.00
Ending Overcollateralization Amount               $61,998,091.52
Class A-1 Note Rate Capped at 12.5%                    5.8362500%
Class A-2 Note Rate Capped at 14.0%                    5.9462500%
Class A-3 Note Rate Capped at 14.0%                    6.0562500%
Class B    Note Rate Capped at 14.0%                   6.3062500%
Certificate Rate Capped at 15.0%                       6.6562500%
Class A-1 Interest Due                              $3,431,909.90
Class A-2 Interest Due                               $237,850.00
Class A-3 Interest Due                               $454,218.75
Class B Interest Due                                 $299,546.88
Certificate Yield  Due                               $232,968.75
Class A-1 Interest Paid                            $3,431,909.90
Class A-2 Interest Paid                              $237,850.00
Class A-3 Interest Paid                              $454,218.75
Class B Interest Paid                                $299,546.88
Certificate Yield Paid                               $232,968.75
Class A-1 Unpaid Interest                                   $0.00
Class A-2 Unpaid Interest                                   $0.00
Class A-3 Unpaid Interest                                   $0.00
Class B Unpaid Interest                                     $0.00
Cetificate Unpaid Yield                                     $0.00
Class A-1 Principal Paid                          $29,896,481.54
Class A-2 Principal Paid                                    $0.00
Class A-3 Principal Paid                                    $0.00
Class B Principal Paid                                      $0.00
Certificate  Principal Paid                                 $0.00
OC Principal Paid                                           $0.00
Beginning Class A-1 Net Charge-Off                          $0.00
Beginning Class A-2 Net Charge-Off                          $0.00
Beginning Class A-3 Net Charge-Off                          $0.00
Beginning Class B Net Charge-Off                            $0.00
Beginning Certificate Net Charge-Off                        $0.00
Beginning OC Net Charge-Off                                 $0.00
Reversals Allocated to Class A-1                            $0.00
Reversals Allocated to Class A-2                            $0.00
Reversals Allocated to Class A-3                            $0.00
Reversals Allocated to Class B                              $0.00
Reversals Allocated to Certificates                         $0.00
Reversals Allocated to OC  plus Acclerated
Principal Payments                                  $1,254,229.92
 Total Charge-Offs:                                         $0.00
Charge-Offs Allocated to Class A-1                          $0.00
Charge-Offs Allocated to Class A-2                          $0.00
Charge-Offs Allocated to Class A-3                          $0.00
Charge-Offs Allocated to Class B                            $0.00
Charge-Offs Allocated to Certificates                       $0.00
Charge-Offs Allocated to OC                                 $0.00
Ending Class A-1 Net Charge-Off                             $0.00
Ending Class A-2 Net Charge-Off                             $0.00
Ending Class A-3 Net Charge-Off                             $0.00
Ending Class B Net Charge-Off                               $0.00
Ending Certificate Net Charge-Off                           $0.00
Ending OC Net Charge-Off                                    $0.00
Interest paid per $1,000 Class A-1                     $3.763059
Principal paid per $1,000 Class A-1                    $32.781230
Interest paid per $1,000 Class A-2                     $4.955208
Principal paid per $1,000 Class A-2                    $0.000000
Interest paid per $1,000 Class A-3                     $5.046875
Principal paid per $1,000 Class A-3                    $0.000000
Interest paid per $1,000 Class B                       $5.255208
Principal paid per $1,000 Class B                      $0.000000
Yield Paid per $1,000 Certificate                      $5.546875
Principal Paid per $1,000 Certificate                  $0.000000

Bloomberg Summary
Household Consumer Loan Trust 1997-2
Distribution Date                                      15-Jul-98
Due Period                                                Jun-98
Monthly Payment Rate (including charge offs)                4.24%
Monthly Draw Rate                                           1.39%
Monthly Net Payment Rate                                    2.85%
Actual Payment Rate                                         2.85%
Annualized Cash Yield                                      19.45%
Annualized Gross Losses                                    10.07%
Annualized Portfolio Yield                                  9.38%
Weighted Coupon                                             5.93%
Excess Servicing                                            3.45%
Ending Overcollateralization Percentage (3 mo avg)          6.06%
Trigger Level                                               4.25%
Excess Overcollateralization                                1.81%
Delinquencies:
(Principal/Principal)
      30-59 days (Del Stat 1)                               5.46%
      60-89 days (Del Stat 2)                               1.93%
      90+ days (Del Stat 3+)                                7.35%
Total Participation Balance (ending)                  974,741,683